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The
Gabelli
ABC
Fund

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                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

                              The Gabelli ABC Fund

                               Semi-Annual Report
                                  June 30, 1999

                     --------------------------------------
                       The Gabelli ABC Fund was rated "A"
                          by Business Week for superior
                       risk-adjusted total return in their
                          1999 Mutual Fund Scoreboard.
                     --------------------------------------

To Our Shareholders,

"But Many Who Are First Will Be Last, and The Last First" (Mark 10:31)

      Value stocks excelled in the second quarter of 1999. Cyclical stocks ignited the rally, with the stronger than anticipated economy bolstering the earnings outlook for economically sensitive companies. Other value sectors caught the spark as investors began rotating out of richly valued growth stocks into more reasonably priced companies in a wide range of industries. The Internet balloon did not burst, but enough hot air escaped to bring the ".com" companies closer to earth.

      Also, small cap stocks finally emerged from what has been a long and painful bear market. For the first time in seven quarters, the Russell 2000 outpaced the S&P 500 on its way to posting double digit returns for the quarter.

Investment Performance

      For the second quarter ended June 30, 1999, the Gabelli ABC Fund's (the "Fund") total return was 5.7%. The Standard & Poor's ("S&P") 500 Index and Lipper U.S. Treasury Money Market Average had total returns of 7.1% and 1.0%, respectively, over the same period. The S&P index is an unmanaged indicator of stock market performance, while the Lipper average reflects the average performance of mutual funds classified in this particular category. The Fund was up 13.2% over the trailing twelve-month period. The S&P 500 and Lipper U.S. Treasury Money Market Average rose 22.8% and 4.4%, respectively, over the same twelve-month period.

      For the five-year period ended June 30, 1999, the Fund's total return averaged 10.6% annually versus average annual total returns of 27.9% and 4.8% for the S&P 500 and Lipper U.S. Treasury Money Market Average, respectively. Since inception on May 14, 1993 through June 30, 1999, the Fund had a cumulative total return of 82.2%, which equates to an average annual total return of 10.3%.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Business Week's annual Mutual Fund Scoreboard rated mutual funds based on five-year performance adjusted for downside volatility. The top 7.5% of these funds earned A's for superior risk-adjusted total returns. For 1998, 104 funds earned A's among 1,387 equity funds with a five-year history, the minimum history required for a rating.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                           Quarter
                            --------------------------------------
                            1st       2nd          3rd        4th       Year
                            ---       ---          ---        ---       ----

1999: Net Asset Value   $    9.65 $   10.20        --         --        --
      Total Return ..        0.6%      5.7%        --         --        --
-------------------------------------------------------------------------------
1998: Net Asset Value   $   10.64 $   10.68     $  10.16  $    9.59 $    9.59
      Total Return ..        4.0%      0.4%        (4.9)%     11.9%     11.1%
-------------------------------------------------------------------------------
1997: Net Asset Value   $    9.98 $   10.45     $  10.74  $   10.23 $   10.23
      Total Return ..        1.4%      4.7%         2.8%       3.3%     12.8%
-------------------------------------------------------------------------------
1996: Net Asset Value   $   10.10 $   10.16     $   9.77  $    9.84 $    9.84
      Total Return ..        4.1%      0.6%         0.8%       2.2%      7.8%
-------------------------------------------------------------------------------
1995: Net Asset Value   $    9.94 $   10.14     $  10.41  $    9.71 $    9.71
      Total Return ..        3.9%      2.0%         2.7%       2.2%     11.2%
-------------------------------------------------------------------------------
1994: Net Asset Value      $10.12 $   10.11     $  10.42  $    9.57 $    9.57
      Total Return ..        0.9%     (0.1)%        3.1%       0.6%      4.5%
-------------------------------------------------------------------------------
1993: Net Asset Value       --    $   10.10     $  10.63  $   10.03 $   10.03
      Total Return ..       --         1.0%(b)      5.2%       2.6%      9.1%(b)
-------------------------------------------------------------------------------

               --------------------------------------------------
                   Average Annual Returns - June 30, 1999 (a)
                   ------------------------------------------

                       1 Year.......................   13.2%
                       5 Year.......................   10.6%
                       Life of Fund (b).............   10.3%
               --------------------------------------------------

                                Dividend History

Payment (ex) Date                Rate Per Share             Reinvestment Price
-----------------                --------------             ------------------
December 28, 1998                     $1.763                    $  9.50
December 29, 1997                     $0.860                    $ 10.17
December 27, 1996                     $0.146                    $  9.83
September 30, 1996                    $0.470                    $  9.77
December 28, 1995                     $0.930                    $  9.71
December 28, 1994                     $0.910                    $  9.52
December 31, 1993                     $0.880                    $ 10.03

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 14, 1993.

--------------------------------------------------------------------------------

What We Do

      The Gabelli ABC Fund and its unique Performance Guaranty Program was created in 1993 for conservative investors who had been reluctant to participate in the equity markets. In other words, it was a vehicle to allow investors to "get their feet wet" in the stock market without risking loss of capital. We see ourselves as an "enhanced money market". Our approach has been to maintain a diversified portfolio of value-oriented equities, convertible preferred stocks, convertible bonds and U.S. government securities.

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                                       2

Conceptually, the upside potential of stocks would help produce greater total return potential than a straight bond or government securities fund and the risk in the equity portion of the portfolio would be diminished by the combination of lower risk convertible securities and virtually risk free U.S. Treasury bills. To date, this approach has worked quite well. Although we have indefinitely suspended the Performance Guaranty Program, we believe the Fund's investment strategy can continue to produce favorable results.

History of the Fund

      The Gabelli ABC Fund was launched on May 14, 1993 with a minimum guaranteed total return of 6% through May 14, 1994. For 1994, 1995 and 1996, 5% Performance Guaranty Programs were in place. These programs were unique because they provided investors the full upside potential of the investment while guaranteeing a minimum total return. Gabelli Funds, Inc.'s fourth Performance Guaranty Program concluded on December 31, 1996 and a new program was not in effect for 1997 or 1998. The Fund's annual total returns were 12.8% and 11.1%, respectively, for those two years. Although the Performance Guaranty Program is not being offered for 1999, the Fund continues striving to achieve the same objectives. During the most recent four-year period in which the S&P 500 has delivered 25% plus annual returns, a minimum return guarantee of 5% appeared dull and unattractive. However, in terms of market volatility, the Fund has provided comfort to the risk averse.

      The Adviser and Board of Directors continue to explore several options involving a longer term guaranty program in a closed end structure. This would require shareholder approval. Meanwhile, the Fund will continue to be managed, as it has been the past six years, to provide an attractive rate of return without excessive risk of capital.

COMMENTARY

The Economy: Dueling Data on Inflation

      Inflation played "peek-a-boo" with investors in the second quarter of 1999. A jump in April's Consumer Price Index ("CPI") rattled the bond market and had equity investors holding their breath. Inflation all but disappeared again in the May CPI numbers. The bond market stabilized and stocks regained momentum. Then, citing the emergence of "incipient ingredients" for inflation and the long lead time of monetary policy, the Federal Reserve decided to hike the Federal Funds rate by 25 basis points on June 30, in what Chairman Alan Greenspan characterized as a "preemptive action" against inflation. This sparked a flurry of observers to question whether this single modest rate hike would be an effective vaccination against inflation or just the first in a series of shots that will eventually take the froth out of the economy and financial markets.

      We are not optimistic on inflation. The inflationary threat comes partially from rising commodities prices (most notably oil), which are recovering from severely depressed levels following the Asian economic meltdown, and from the prospect of wage inflation in fully employed America. Thus far, technology driven productivity gains have offset rising wages. Along with Fed Chairman Greenspan, we are not sure how much longer this can continue in an America with help wanted signs in an increasing number of corporate windows.

American Consumers: Will the Engine of Global Economic Growth Continue Steaming Along?

      We want to echo again the question we asked in our September 30, 1998 report and repeated in our March 31, 1999 report: Will the American consumer continue to carry the rest of the world, or will the consumer eventually run low on confidence and/or the resources required to nourish the global economy? Put another way, can the U.S. continue to run enormous balance of payment deficits that provide hope and sustenance for the other economies of the world as they attempt to emerge from their economic malaise?

      Full employment, higher wages, the wealth effect associated with rising home values and a vibrant stock market have emboldened consumers, who continue to spend quite liberally. If rising interest rates discourage consumers from financing their spending spree, or we see a meaningful correction in the stock market dent consumer confidence, the engine that has been driving global economic growth may sputter. Equally important, if the U.S. consumer continues to be the sole driver of global economic activity, the U.S. balance of payments deficit will exceed even our dire forecast of a $250 billion run rate. The value of the U.S. dollar is a wild card in the mix of elements that will determine the direction of the overall U.S. economy and the stock market.

The Market: Earnings and Interest Rates

      In our first quarter 1999 letter to shareholders, we also opined that earnings and interest rates would call the market tune for the balance of the year. In general, first quarter earnings met consensus estimates and second quarter earnings should be stronger than anticipated, with particularly good comparisons to 1998's second quarter, when General Motor's strike and the plunge in energy prices crimped reported results. However, interest rates are higher, and until we see convincing evidence that inflation is firmly under control, rates are not likely to trend much lower. With the S&P 500's gains already approximating 1999 earnings growth forecasts, we see an inadequate "margin of safety" in the stock market. Money flowing into the markets, particularly from deal activity, is the fuel powering a market that still favors stocks. However, money is no longer pouring into equity mutual funds at the rates we have seen in previous years. All this conjecture leads us to the opinion that stock selectivity remains crucial over the next twelve months.

ABCs and Some XYZs

      As stated previously, industrial cyclicals led the charge in the second quarter. The equipment and supplies sector, led by Holophane Corp., International Comfort Products and Case Corp., posted big returns. Following closely were the diversified industrial companies, most notably Thermo Power Corp. and O'Sullivan Corp. The ongoing consolidation in the energy and utilities sector also helped to pad returns, with all but one holding posting a positive return for the quarter and companies such as Citizens Utilities and Florida Public Utilities leading the pack.

      Two stocks in particular were takeover candidates during the second quarter. Nalco Chemical, the largest U.S. water treatment company, agreed to be acquired by Suez Lyonnaise des Eaux of France, for $4.5 billion in cash. Nalco is Suez's second U.S. acquisition of the month as it attempts to keep pace with Vivendi in the water treatment business outside of France. Rental Services Corp., the number three U.S. equipment rental company, agreed to be purchased by Atlas Copco, a Swedish manufacturer of compressors and electric tools, for $1.63 billion ($29 per share) in cash. Atlas' bid tops a previous bid of $22.75 per share from United Rentals.

      Overall, more than 80% of the Fund's holdings posted positive returns in the second quarter and no individual sector suffered. The holdings that posted negative returns were spread throughout the portfolio, and the majority of holdings that were negative for the quarter represented 0.1% of the portfolio or less. On the whole, it was a very successful quarter for the Fund.

The Role of Arbitrage in the ABC Fund Strategy

      Arbitrage continues to be one of the investment strategies we employ to preserve and enhance shareholder assets. So, we feel it appropriate to once again explain arbitrage and the role it plays in our investment approach.

      What is arbitrage? We define arbitrage as investing in "event" driven situations: primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "work-out" opportunities. When a company agrees to be acquired by another company, its stock price generally immediately rises to just below the stated acquisition price. We look at the spread between the seller's stock price and the announced deal price and the time frame in which the acquisition is expected to close. If we are confident the acquisition will be consummated on schedule at the full deal price and we can earn an annualized rate of return materially higher than that likely to be realized through investing in cash equivalents, then we are interested.

      Then, we do the research. We value the target company to see if it is really worth what the acquiring company has announced it will pay. Sometimes we find it is worth even more, increasing the odds that some other company might make a higher bid. We also research the acquiring company to ensure that it can finance the deal. If it is a stock transaction, we need to know that we will be receiving good value in return. We look at merger agreements to see if there are any loopholes. We review any antitrust concerns raised by the government. In short, we make judgments to assure that what we see will be what we get.

      There is greater risk in this strategy than in simply owning money market instruments because announced acquisitions are not always completed and, in situations where the deal currency is the acquirer's stock as opposed to cash, the ultimate acquisition price may vary in value. However, if we do a thorough job evaluating the downside risk, we can often earn very generous returns relative to the money markets, particularly with today's low money market yields. In summation, we think arbitrage, as we practice it in the ABC Fund, represents an attractive investment opportunity with historically low correlation to the performance of the overall stock market.

      We borrow a quote from Warren Buffet to explain our use of arbitrage in the Fund: "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short term cash equivalents. We prefer, of course, to make major long term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury bills and, equally important, cools any temptation we may have to relax our standards for long term investments".

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Bankers Insurance Group Inc. (ABI - $54.4375 - NYSE) has agreed to be acquired by Fortis for $2.8 billion in cash and assumed debt, making the Dutch-Belgian financial company the largest insurer of consumer and credit card loans in the U.S. Fortis, Belgium's largest financial company, will pay $55 per share for each American Bankers share. Fortis has been expanding outside its home markets (Belgium, the Netherlands and Luxembourg) by developing specialized insurance businesses such as funeral insurance and health policies for small companies. The transaction is expected to be completed during the third quarter of 1999.

Holophane Corp. (HLP - $38.125 - NYSE) has signed a definitive agreement to be acquired by National Service Industries (NSI - $36.00 - NYSE), the number one North American seller of lighting equipment. The $450 million cash transaction allows NSI to cut costs and expand its activities in industrial and outdoor lighting. Holophane shareholders will receive $38.50 per share through a cash tender offer which is expected to be completed during the third quarter of 1999. National Service, by combining its lighting unit with the well-known Holophane brand, adds 250 marketing employees to boost sales in a fast-growing sector of the lighting fixtures business. The transaction has received antitrust clearance and is subject to a majority of Holophane's shares being tendered in the offer.

International Comfort Products Corp. (ICP - $11.375 - AMEX) has agreed to be acquired by United Technologies' Carrier unit for $720 million in cash. Carrier is the number one manufacturer of air conditioners. United Technologies will pay $11.75 per share for ICP, thereby advancing its position in providing air conditioning and heat pump products for the residential and light commercial markets. United Technologies will also receive ICP's oil furnace line. ICP's largest shareholders, representing nearly 40% of the company's shares, have agreed to the merger. The transaction requires U.S. and Canadian antitrust approvals and is expected to be completed during the third quarter of 1999.

Nalco Chemical Co. (NLC - $51.875 - NYSE) signed a definitive agreement to be acquired by Suez Lyonnaise des Eaux, for $4.5 billion, or $53 per share in cash. Nalco has 50,000 industrial customers in 120 countries and is the largest U.S. manufacturer of water treatment chemicals used for pollution control and other applications. Nalco is Suez's second U.S. acquisition this year, and follows Vivendi's March agreement to buy U.S. Filter for $7.9 billion. Suez has the largest numer of customers in the $500 billion worldwide market for water and waste treatment, but Vivendi has a larger sales volume.

Orange & Rockland Utilities Inc. (ORU - $58.4375 - NYSE) has agreed to be acquired by Consolidated Edison (ED - $45.25 - NYSE) for $1.15 billion in cash and assumed debt, allowing Con Edison to boost its power transmission business in a growing part of the New York City area. Orange & Rockland is a small utility, with most of its customers in New York's northern suburbs. Con Edison is to pay $58.50 per share for all of Orange & Rockland's 13.5 million outstanding shares. Orange & Rockland shareholders approved the merger on August 20, 1998 and the companies have filed all necessary regulatory applications. The transaction is expected to be completed once all state and federal regulatory approvals are obtained which is expected during the third quarter of 1999. In addition to the $58.50 per share, we will also receive Orange & Rockland's $0.645 quarterly dividend.

Paymentech Inc. (PTI - $25.375 - NYSE) has agreed to allow First Data, the nation's largest processor of consumer payments to retail merchants, to acquire the 45% of Paymentech that is publicly held for approximately $400 million and then combine its stake with a unit of Bank One, which owns the remaining 55%. First Data will pay $25.50 per share for the roughly 16 million shares held by the public. PTI is the third-largest processor of credit card transactions in the U.S. Regulatory approval has been obtained and the transaction is expected to be completed shortly after Paymentech's shareholders approve the merger. The shareholder meeting is set for July 26, 1999.

Rental Services Corp. (RSV - $28.625 - NYSE) has accepted an offer to be acquired by Atlas Copco AB for $1.63 billion, topping a bid by United Rentals. RSV is the number three U.S. renter of industrial and construction equipment. Stockholm-based Atlas Copco AB will pay $29 per share through a cash tender offer for all of Rental Services' outstanding shares. The Swedish company, which entered the U.S. rental market through a 1997 acquisition, would overtake Hertz's non-vehicle rental business and become a stronger competitor to number one United Rentals.

Southwest Gas Corp. (SWX - $28.625 - NYSE) is a natural gas utility based in Las Vegas, providing natural gas service to over 1.2 million residential, commercial and industrial customers in one of the most economically vibrant areas of the United States: Arizona, Nevada and parts of northeastern and southeastern California. The company added more than 58,000 customers during 1998. Southwest is the nation's fastest growing natural gas distribution company. Southwest Gas' board of directors has approved a revised offer from Oneok Inc. (OKE - $31.75 -
NYSE) to purchase all outstanding SWX shares for $30.00 per share in cash, valuing Southwest Gas at approximately $1.8 billion, including assumed debt. Regulatory approvals from the Nevada PUC and the Arizona ACC have been obtained.

Thermo Power Corp. (THP - $11.6875 - AMEX) announced it has entered into a definitive agreement to merge with its parent company, Thermo Electron (TMO - $20.0625 - NYSE). Under terms of the agreement, Thermo Electron will pay $12.00 per share in cash for the 20% of Thermo Power it does not currently own. The terms of the merger agreement were negotiated by a special committee who hired an investment banker to evaluate Thermo Electron's merger proposal. The transaction is expected to be completed during the third quarter of 1999.

Wicor Inc. (WIC - $27.9375 - NYSE) headquartered in Milwaukee, is a diversified holding company whose subsidiaries provide natural gas distribution to approximately 530,000 thousand customers throughout Wisconsin and manufacture pumps and fluid processing equipment, including filtration equipment. Wicor is the parent of Wisconsin Gas Company, the state's largest gas utility. Flotec Products is a manufacturer of water, pool, spa, sump, effluent, garden pond pumps, as well as pressure tanks and filters for home water purification. Hypro Corp. is a manufacturer of pumps for the agricultural, industrial marine engine cooling and pressure cleaning markets. Wisconsin Energy Corp. (WEC - $25.0625 -
NYSE), owner of Wisconsin's largest electric utility, has agreed to acquire Wicor for approximately $1.275 billion. The acquisition should be completed by the spring of 2000.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli ABC Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      In the second quarter of 1999, value reasserted itself and small cap stocks came roaring back. Both of these forces provided a tailwind for our portfolio. Looking ahead, we have our reservations regarding the stock market, which, based on fundamentals, appears to be well above intrinsic value. However, we still see windows of opportunity, particularly in the small and mid-cap value sectors where we are most active. We will strive to continue to uncover such opportunities and maintain a diversified portfolio of what we view as long term fundamental investment bargains.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                    Sincerely,


                                    /s/ Mario J. Gabelli

                                    Mario J. Gabelli, CFA
                                    Portfolio Manager and
                                    Chief Investment Officer

July 30, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                  June 30, 1999
                                  -------------

 Orange & Rockland Utilities Inc.            International Comfort Products
 Paymentech Inc.                             Wicor Inc.
 Rental Services Corp.                       Nalco Chemical Co.
 American Bankers Insurance Group            Holophane Corp.
 Thermo Power Corp.                          Southwest Gas Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli ABC Fund
Portfolio of Investments  -- June 30, 1999 (Unaudited)
================================================================================

                                                                       Market
    Shares                                                 Cost         Value
    ------                                                 ----         -----

             COMMON STOCKS - 50.4%
             Automotive: Parts and Accessories - 0.1%
      5,000  Durakon Industries Inc.+ ..........       $    77,700  $    78,438
                                                       -----------  -----------
             Aviation: Parts and Services - 1.2%
     20,000  Aviall Inc.+.......................           317,454      376,250
     20,000  Fairchild Corp., Cl. A+............           385,750      255,000
      7,000  Hi-Shear Industries Inc.+..........            10,215       18,047
     22,000  Kaman Corp., Cl. A.................           395,473      345,125
                                                       -----------  -----------
                                                         1,108,892      994,422
                                                       -----------  -----------
             Broadcasting - 0.2%
      1,000  Infinity Broadcasting Corp.+.......            20,500       29,750
      2,500  Liberty Corp.......................           121,108      136,250
                                                       -----------  -----------
                                                           141,608      166,000
                                                       -----------  -----------
             Business Services - 9.7%
      2,580  Fisher Scientific International
               Inc.+............................            24,892       57,566
    201,000  Paymentech Inc.+ ..................         5,034,231    5,100,375
      2,580  ProcureNet Inc.+...................                 0          387
    100,000  Rental Services Corp.+                      2,864,000    2,862,500
                                                       -----------  -----------
                                                         7,923,123    8,020,828
                                                       -----------  -----------
             Communications Equipment - 0.1%
      5,000  Dynatech Corp.+....................           122,000       17,188
      1,000  L - 3 Communications
               Holdings Inc.+...................            22,000       48,312
                                                       -----------  -----------
                                                           144,000       65,500
                                                       -----------  -----------
             Computer Software and Services - 0.0%
      1,438  DecisionOne Holdings Corp.+........             6,828        2,696
                                                       -----------  -----------
             Consumer Products - 1.0%
     12,500  Carter-Wallace Inc.................           147,694      227,344
      7,000  General Housewares Corp............            89,021      136,063
     28,442  Syratech Corp.+....................           907,944      440,850
                                                       -----------  -----------
                                                         1,144,659      804,257
                                                       -----------  -----------
             Diversified Industrial - 3.1%
      6,000  Ampco-Pittsburgh Corp..............            69,606       76,875
     10,000  Katy Industries Inc................           239,250      130,000
     50,000  O'Sullivan Corp....................           606,875      609,375
    150,000  Thermo Power Corp.+ ...............         1,732,500    1,748,437
      3,000  WHX Corp.+.........................            34,650       19,688
                                                       -----------  -----------
                                                         2,682,881    2,584,375
                                                       -----------  -----------
             Electronics - 0.3%
     10,000  UCAR International Inc.+...........           186,256      252,500
                                                       -----------  -----------
             Energy and Utilities - 15.6%
     20,000  AGL Resources Inc..................           363,454      368,750
     10,000  Aquarion Co........................           347,481      347,500
      8,000  Cilcorp Inc........................           487,456      500,000
     30,603  Citizens Utilities Co., Cl. B+.....           301,244      340,458
     50,000  El Paso Electric Co.+..............           397,438      446,875
     22,000  Florida Public Utilities Co........           329,010      415,250
      1,000  Nevada Power Co....................            25,113       25,000
      8,000  New England Electric System........           387,615      401,000
    102,000  Orange & Rockland Utilities Inc....         5,733,016    5,960,624
     40,000  PennzEnergy Co.....................           653,857      667,500
      2,500  Piedmont Natural Gas Co............            83,406       77,813
      1,000  Public Service Co. of
               North Carolina...................            29,488       29,250
      1,000  Sierra Pacific Resources...........            34,613       36,375
     40,000  Southwest Gas Corp.................           983,350    1,145,000
      5,000  St. Joseph Light & Power Co........           102,750      102,813
     10,000  United Water Resources Inc.........           181,813      226,875
     60,000  Wicor Inc..........................         1,645,922    1,676,249
                                                       -----------  -----------
                                                        12,087,026   12,767,332
                                                       -----------  -----------
             Entertainment - 1.1%
      9,000  Fisher Companies Inc...............           625,306      567,000
     20,000  Florida Panthers Holdings Inc.+....           186,106      213,750
      1,000  Liberty Media Group, Cl. A+........            18,625       36,750
     12,000  Topps Co. Inc.+....................            51,348       87,375
                                                       -----------  -----------
                                                           881,385      904,875
                                                       -----------  -----------
             Environmental Services - 0.6%
     20,000  Superior Services Inc.+............           534,910      533,750
                                                       -----------  -----------
             Equipment and Supplies - 4.8%
      4,500  Amphenol Corp., Cl. A+.............           124,282      178,875
      1,000  Case Corp..........................            49,571       48,125
     40,000  Holophane Corp.+...................         1,522,000    1,525,000
    150,000  International Comfort
               Products Corp.+..................         1,723,125    1,706,250
     20,000  Juno Lighting Inc..................           484,375      500,000
                                                       -----------  -----------
                                                         3,903,353    3,958,250
                                                       -----------  -----------
             Financial Services - 4.5%
     44,000  American Bankers
               Insurance Group Inc..............         2,725,645    2,395,250
     30,000  Argonaut Group Inc.................         1,015,593      720,000
      5,000  Leucadia National Corp.+...........           174,181      125,000
     20,000  Life USA Holdings Inc..............           396,250      405,000
      5,000  Pioneer Group Inc.+................            87,805       86,250
                                                       -----------  -----------
                                                         4,399,474    3,731,500
                                                       -----------  -----------
             Food and Beverage - 0.2%
     30,000  Advantica Restaurant Group Inc.+...           320,182      103,125
      3,000  Whitman Corp.......................            52,228       54,000
                                                       -----------  -----------
                                                           372,410      157,125
                                                       -----------  -----------
             Health Care - 0.2%
      4,000  Life Technologies Inc..............           148,781      144,500
                                                       -----------  -----------

                See accompanying notes to financial statements.

The Gabelli ABC Fund
Portfolio of Investments (Continued) -- June 30, 1999 (Unaudited)
================================================================================

                                                                       Market
    Shares                                                 Cost         Value
    ------                                                 ----         -----

             COMMON STOCKS (Continued)
             Home Furnishings - 0.2%
      8,000  O'Sullivan Industries
               Holdings Inc.+...................       $   132,900  $   136,000
                                                       -----------  -----------
             Hotels and Gaming - 0.1%
      9,300  Aztar Corp.+.......................            62,078       85,444
                                                       -----------  -----------
             Metals and Mining - 0.0%
     10,000  Royal Oak Mines Inc.+..............            11,858          439
                                                       -----------  -----------
             Publishing - 0.3%
     10,000  Penton Media Inc...................           195,000      242,500
                                                       -----------  -----------
             Real  Estate - 1.6%
     70,000  Catellus Development Corp.+........         1,175,673    1,085,000
     20,000  Griffin Land & Nurseries Inc.+.....           322,381      237,500
                                                       -----------  -----------
                                                         1,498,054    1,322,500
                                                       -----------  -----------
             Real Estate Investment Trust - 0.7%
     50,000  Imperial Credit Commercial
               Mortgage Investment Corp.........           513,562      540,625
                                                       -----------  -----------
             Retail - 0.9%
    120,000  Bruno's Inc.+                                  76,300       30,000
      8,000  Lillian Vernon Corp................           132,815      104,000
     50,000  Pamida Holdings Corp.+.............           564,999      568,750
      3,000  Richfood Holdings Inc..............            53,588       52,875
                                                       -----------  -----------
                                                           827,702      755,625
                                                       -----------  -----------
             Specialty Chemicals - 2.2%
      6,000  Bush Boake Allen Inc.+.............           184,337      175,500
     32,000  Nalco Chemical Co..................         1,651,287    1,660,000
                                                       -----------  -----------
                                                         1,835,624    1,835,500
                                                       -----------  -----------
             Telecommunications - 0.4%
     11,000  Rogers Communications Inc.,
               Cl. B+...........................           168,300      178,063
      6,800  Shenandoah
               Telecommunications Co............           148,906      167,450
                                                       -----------  -----------
                                                           317,206      345,513
                                                       -----------  -----------
             Textiles - 0.5%
    321,974  Carlyle Industries Inc.+                      150,941      412,529
                                                       -----------  -----------
             Wireless Communications - 0.8%
      2,000  American Tower Corp., Cl. A+.......            31,009       48,000
     21,000  CommNet Cellular Inc.+.............           213,362      551,250
      2,000  Rural Cellular Corp., Cl. A+.......            24,493       40,000
                                                       -----------  -----------
                                                           268,864      639,250
                                                       -----------  -----------
             TOTAL COMMON STOCKS................        41,557,075   41,482,273
                                                       -----------  -----------
             PREFERRED STOCKS - 2.2%
             Diversified Industrial - 0.7%
     11,000  WHX Corp., Pfd., Ser. A............           519,238      354,063
      6,000  WHX Corp., Pfd., Ser. B............           259,432      192,750
                                                       -----------  -----------
                                                           778,670      546,813
                                                       -----------  -----------
             Telecommunications - 1.5%
      4,000  Citizens Utilities Co.,
               5.00% Cv. Pfd....................           194,320      194,500
     12,500  Sprint Corp.,
               8.25% Cv. Pfd....................           462,841    1,087,500
                                                       -----------  -----------
                                                           657,161    1,282,000
                                                       -----------  -----------
             TOTAL PREFERRED STOCKS.............         1,435,831    1,828,813
                                                       -----------  -----------

  Principal                                                            Market
   Amount                                                  Cost        Value
   ------                                                  ----        -----

             CORPORATE BONDS - 0.0%
             Retail - 0.0%
$   200,000  RDM Sports Group Inc., Cv.
               8.00%, 08/15/03..................             4,000       20,000
                                                       -----------  -----------
             Transportation - 0.0%
    850,000  Builders Transport Inc., Cv.
               6.50%, 05/01/11..................             8,500       12,750
                                                       -----------  -----------
             TOTAL CORPORATE BONDS..............            12,500       32,750
                                                       -----------  -----------
             U.S. GOVERNMENT OBLIGATIONS - 50.1%
 41,608,000  U.S. Treasury Bills,
               4.56% to 4.73% ++,
               due 09/02/99 to 09/30/99.........        41,200,539   41,202,387
                                                       -----------  -----------
             TOTAL
               INVESTMENTS  -  102.7%...........       $84,205,945   84,546,223
                                                       ===========

             Other Assets and
               Liabilities (Net)  -  (2.7)% ....                     (2,237,950)
                                                                    -----------
             NET ASSETS  -  100.0%
               (8,066,254 shares outstanding)...                    $82,308,273
                                                                    ===========
             NET ASSET VALUE,
               Offering and Redemption
               Price Per Share..................                         $10.20
                                                                         ======

----------
             For Federal tax purposes:
             Aggregate cost.....................                    $84,205,945
                                                                    ===========
             Gross unrealized appreciation......                    $ 2,710,054
             Gross unrealized depreciation......                     (2,369,776)
                                                                    -----------
             Net unrealized appreciation........                    $   340,278
                                                                    ===========

----------
+     Non-income producing security.
++    Represents annualized yield at date of purchase.

                See accompanying notes to financial statements.

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
================================================================================

Assets:
   Investments, at value (Cost $84,205,945) ..................       $84,546,223
   Dividends and interest receivable .........................            48,333
   Receivable for investments sold ...........................         6,480,000
   Receivable for Fund shares issued .........................            65,997
                                                                     -----------
   Total Assets ..............................................        91,140,553
                                                                     -----------
Liabilities:
   Payable for investments purchased .........................         7,624,392
   Payable for Fund shares redeemed ..........................         1,017,000
   Payable for investment advisory fees ......................            68,550
   Payable for distribution fees .............................            17,124
   Payable to custodian ......................................            10,668
   Other accrued expenses ....................................            94,546
                                                                     -----------
   Total Liabilities .........................................         8,832,280
                                                                     -----------
   Net Assets applicable to 8,066,254
     shares outstanding ......................................       $82,308,273
                                                                     ===========

Net Assets consist of:
   Capital stock, at par value ...............................       $     8,066
   Additional paid-in capital ................................        77,873,453
   Accumulated net investment income .........................           344,555
   Accumulated net realized gain on investments ..............         3,741,921
   Net unrealized appreciation on investments ................           340,278
                                                                     -----------
   Total Net Assets ..........................................       $82,308,273
                                                                     ===========

   Net Asset Value, offering and redemption
   price per share ($82,308,273 / 8,006,254
   shares outstanding; 1,000,000,000 shares
   authorized of $0.001 par value) ...........................       $     10.20
                                                                     ===========

Statement of Operations
For the Six Months Ended June 30, 1999 (Unaudited)
================================================================================

Investment Income:
   Dividends .....................................................    $  314,195
   Interest ......................................................       593,732
                                                                      ----------
   Total Investment Income .......................................       907,927
                                                                      ----------
Expenses:
   Investment advisory fees ......................................       349,982
   Distribution fees .............................................        87,495
   Shareholder report expenses ...................................        30,912
   Shareholder services fees .....................................        26,505
   Custodian fees ................................................        20,865
   Legal and audit fees ..........................................        19,731
   Registration fees .............................................        19,280
   Directors' fees ...............................................         5,950
   Miscellaneous expenses ........................................         2,652
                                                                      ----------
   Total Expenses ................................................       563,372
                                                                      ----------
   Net Investment Income .........................................       344,555
                                                                      ----------
Net Realized and Unrealized Gain
   on Investments:
   Net realized gain on investments ..............................     3,762,723
   Net change in unrealized appreciation
     on investments ..............................................       444,905
                                                                      ----------
   Net realized and unrealized gain
     on investments ..............................................     4,207,628
                                                                      ----------
   Net increase in net assets resulting
     from operations .............................................    $4,552,183
                                                                      ==========

Statement of Changes in Net Assets
================================================================================

                                                                             Six Months Ended     Year Ended
                                                                               June 30, 1999      December 31,
                                                                                (Unaudited)           1998
                                                                                ------------      ------------
Operations:
   Net investment income .................................................      $    344,555      $    486,648
   Net realized gain on investments ......................................         3,762,723         3,415,128
   Net change in unrealized appreciation / (depreciation) on investments .           444,905        (1,144,585)
                                                                                ------------      ------------
   Net increase in net assets resulting from operations ..................         4,552,183         2,757,191
                                                                                ------------      ------------
Distributions to shareholders:
   Net investment income .................................................                --          (480,873)
   In excess of net investment income ....................................                --            (8,540)
   Net realized gain on investments ......................................                --        (3,418,797)
   In excess of net realized gain on investments .........................                --           (13,798)
                                                                                ------------      ------------
   Total distributions to shareholders ...................................                --        (3,922,008)
                                                                                ------------      ------------
Capital share transactions
   Net increase in net assets from capital share transactions ............        38,397,952         5,294,948
                                                                                ------------      ------------
   Net increase in net assets ............................................        42,950,135         4,130,131
Net Assets:
   Beginning of period ...................................................        39,358,138        35,228,007
                                                                                ------------      ------------
   End of period .........................................................      $ 82,308,273      $ 39,358,138
                                                                                ============      ============

                 See accompanying notes to financial statements.

The Gabelli ABC Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Organization. The Gabelli ABC Fund (the "Fund"), a series of Gabelli Investor Funds, Inc. (the "Corporation"), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the successor to Gabelli Funds, Inc. as investment adviser) (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business

The Gabelli ABC Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

The Gabelli ABC Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $87,495, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1999, other than short term securities, aggregated $142,635,196 and $130,832,734, respectively.

6. Transactions with Affiliates. During the six months ended June 30, 1999, the Fund paid brokerage commissions of $182,357 to Gabelli & Company, Inc. and its affiliates.

7. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                     Six Months Ended                   Year Ended
                                                      June 30, 1999                  December 31, 1998
                                               ----------------------------    ----------------------------
                                                  Shares           Amount          Shares         Amount
                                               ------------    ------------    ------------    ------------
Shares sold ................................      6,062,151    $ 59,286,057       6,122,609    $ 62,705,757
Shares issued upon reinvestment of dividends             --              --         313,982       2,982,885
Shares redeemed ............................     (2,101,055)    (20,888,105)     (5,773,794)    (60,393,694)
                                               ------------    ------------    ------------    ------------
  Net increase .............................      3,961,096    $ 38,397,952         662,797    $  5,294,948
                                               ============    ============    ============    ============

The Gabelli ABC Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                              Six Months Ended                         Year Ended December 31,
                                                June 30, 1999    ------------------------------------------------------------------
                                                 (Unaudited)        1998           1997           1996         1995          1994
                                                  ----------     ----------     ----------     ----------   ----------   ----------
Operating performance:
  Net asset value, beginning of period .......... $     9.59     $    10.23     $     9.84     $     9.71   $     9.57   $    10.03
                                                  ----------     ----------     ----------     ----------   ----------   ----------
  Net investment income .........................       0.04           0.22           0.08           0.21         0.21         0.33
  Net realized and unrealized gain
    on investments ..............................       0.57           0.90           1.17           0.54         0.86         0.12
                                                  ----------     ----------     ----------     ----------   ----------   ----------
  Total from investment operations ..............       0.61           1.12           1.25           0.75         1.07         0.45
                                                  ----------     ----------     ----------     ----------   ----------   ----------
Distributions to shareholders:
  Net investment income .........................         --          (0.22)         (0.08)         (0.21)       (0.21)       (0.33)
  In excess of net investment income ............         --          (0.00)(a)      (0.01)            --           --           --
  Net realized gain on investments ..............         --          (1.54)         (0.77)         (0.41)       (0.72)       (0.58)
  In excess of net realized gain on investments .         --          (0.00)(a)         --             --           --           --
                                                  ----------     ----------     ----------     ----------   ----------   ----------
  Total distributions ...........................         --          (1.76)         (0.86)         (0.62)       (0.93)       (0.91)
                                                  ----------     ----------     ----------     ----------   ----------   ----------
  Net asset value, end of period ................ $    10.20     $     9.59     $    10.23     $     9.84   $     9.71   $     9.57
                                                  ==========     ==========     ==========     ==========   ==========   ==========
  Total return+ .................................        6.4%          11.1%          12.8%           7.8%        11.2%         4.5%
                                                  ==========     ==========     ==========     ==========   ==========   ==========
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) .......... $   82,308     $   39,358     $   35,228     $   26,801   $   19,862   $   24,419
  Ratio of net investment income
    to average net assets .......................       0.98%(c)       1.00%          0.87%          2.11%        1.83%        2.95%
  Ratio of operating expenses
    to average net assets (b) ...................       1.60%(c)       1.69%          2.26%          2.09%        2.10%        2.09%
  Portfolio turnover rate .......................        313%           299%           493%           343%         508%         490%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)   Amount represents less than $0.005 per share.
(b) The ratios of operating expenses to average net assets for the years ended December 31, 1998 and 1997 do not include a reduction of expenses for custodian fee credits. Including such credits, the ratios would have been 1.68% and 2.25%, respectively.
(c)   Annualized.

                 See accompanying notes to financial statements.

                              The Gabelli ABC Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                            e-mail: info@gabelli.com
                             http://www.gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                        Karl Otto Pohl
Chairman and Chief                           Former President
Investment Officer                           Deutsche Bundesbank
Gabelli Asset Management Inc.

Anthony J. Colavita                          Werner J. Roeder, MD
Attorney-at-Law                              Medical Director
Anthony J. Colavita, P.C.                    Lawrence Hospital

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Energy Corp.

                                    Officers

Mario J. Gabelli, CFA                        Bruce N. Alpert
President and Chief                          Vice President
Investment Officer                           and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the share holders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB408Q299SR